                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 13,
1997


              INTERNATIONAL LEASE FINANCE CORPORATION
              ---------------------------------------
      (Exact name of registrant as specified in its charter)



   California         0-11350             22-3059110
------------------   --------------    -------------------
(State or other      (Commission         (IRS Employer
jurisdiction of       File Number)      Identification No.)
incorporation)


1999 Avenue of the Stars, 39th Floor, Los Angeles, CA  90067
-------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number including area code: (310) 788-1999

(Former name or former address, if changed since last report.)
--------------------------------------------------------------
 Not applicable.

Item 7.    Financial Statements and Exhibits

      (c)  Exhibits

            1.1 Underwriting Agreement, dated January 13, 1997, among the Registrant and Goldman, Sachs & Co., ABN AMRO Securities (USA) Inc. and Citicorp Securities, Inc., relating to the Registrant's 6.375% Notes due January 18, 2000 (the "Notes").

            4.1   Officers' Certificate (without exhibits), dated
                  January 16, 1997, establishing the terms of the Notes.

            4.2   Form of certificate for the Notes.

            5.1 Opinion of O'Melveny & Myers LLP regarding the legality of the Notes.

            23.1  Consent of O'Melveny & Myers LLP (included in
                  Exhibit 5.1 hereto).

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        INTERNATIONAL LEASE FINANCE CORPORATION





                         By: /s/ Alan H. Lund
                             ---------------------------------
                             Executive Vice President,
                             Co-Chief Operating Officer and

                             Chief Financial Officer

DATED:  January 16, 1997